UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2021

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-12298 (Commission File Number)	59-3191743 (IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 19, 2021, the Board of Directors (the “Board”) of Regency Centers Corporation (the “Company”) increased the number of directors on the Company’s Board from 11 to 12, and elected James H. Simmons to serve as a director of the Company.  Mr. Simmons’s term will begin on June 1, 2021 and expire at the Company’s 2022 annual meeting of stockholders.  Mr. Simmons has been appointed to serve on the Board’s Compensation Committee and Investment Committee, respectively.  The Company has determined that Mr. Simmons is independent of the Company and its management within the meaning of the Nasdaq Stock Market listing standards.

Mr. Simmons will participate in the Company’s standard compensation program for non-employee directors, consisting of an annual cash retainer of $75,000, additional cash retainers for membership on each of the Board’s Compensation Committee and Investment Committee, respectively, and an annual stock rights award of 2,000 shares of common stock of the Company, which vests on the anniversary of the grant.

There is no arrangement or understanding pursuant to which Mr. Simmons was elected as a director of the Company, and there are no related party transactions involving Mr. Simmons that would require disclosure under Item 404(a) of Regulation S-K.

On May 19, 2021, the Company issued a press release, attached as Exhibit 99.1 to this Form 8-K, announcing the appointment of Mr. Simmons to the Company’s Board.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit 99.1Press Release issued May 19, 2021.

Exhibit 104Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

May 19, 2021	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President, General Counsel and Corporate Secretary